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Exhibit 99.1

CERTIFICATION OF PERIODIC REPORT

        I, Barry Diller, Chairman and Chief Executive Officer of USA Interactive (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

  (1)
  the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003

/s/ BARRY DILLER Barry Diller Chairman and Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to USA Interactive and will be retained by USA Interactive and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF PERIODIC REPORT